UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K/A
(Amendment No. 1)
__________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 25, 2016
Date of Report (Date of earliest event reported)

__________________
THE RUBICON PROJECT, INC.
(Exact name of registrant as specified in its charter)
 __________________

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor
Los Angeles, CA 90094
(Address of principal executive offices, including zip code)

(310) 207-0272
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported, the Board of Directors of The Rubicon Project, Inc. (the “Company”) appointed David L. Day as interim chief financial officer effective May 25, 2016. In connection with the appointment, on June 15, 2016, the Company issued Mr. Day 21,413 restricted stock units. The restricted stock units will vest in full on May 15, 2017, subject to continued employment. Mr. Day will also receive a cash award equal to $10,000 per month served as interim chief financial officer, prorated for partial months, which will be payable two months after the Company’s appointment of a permanent chief financial officer if Mr. Day is still employed at that time.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RUBICON PROJECT, INC.

Date: June 15, 2016	By:	/s/ Jonathan Feldman
Jonathan Feldman
Deputy General Counsel and Assistant Secretary